Income Taxes	12 Months Ended
Mar. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

12. Income Taxes

(Loss) income before the provision for income taxes consists of the following:

	Year ended March 31,
	2016	2015	2014
United Kingdom	$942	$5,955	$(4,033)
Foreign	(3,321)	(5,518)	(12,838)

(Loss) income before provision for income taxes	$(2,379)	$437	$(16,871)

The provision for income taxes in the accompanying consolidated financial statements is comprised of the following:

	At March 31,
	2016	2015	2014
Current tax expense:
Domestic	$154	$—	$—
Foreign	711	152	19

Total current tax expense	865	152	19

Deferred tax expense:
Domestic	—	—	—
Foreign	—	—	—

Total deferred tax expense	—	—	—

Total provision for income taxes	$865	$152	$19

The reconciliation of the United Kingdom statutory tax rate to the Company’s effective tax rate included in the accompanying consolidated statements of operations is as follows:

	Year ended March 31,
	2016	2015	2014
Tax at statutory rate	20.0%	21.0%	20.0%
U.S. state taxes, net of federal	(1.9)	9.9	—
Foreign rate differential	18.0	(214.6)	10.7
Meals and entertainment	(7.9)	24.3	(0.6)
Branch income / loss	0.3	(2.7)	(0.6)
Share-based compensation	(7.3)	90.8	(0.1)
Foreign exchange	7.4	(215.4)	(2.1)
Non-deductible interest expense	(13.9)	76.2	—
R&D credit and R&D enhancement	7.9	—	(4.4)
Change in valuation allowance	48.1	243.5	(23.0)
Deferred tax true-ups	(61.0)	—	—
Tax reserves	(23.8)	—	—
Provision to return	(6.5)	—	—
Non-deductible expenses	(3.9)	—	—
Effect of U.K. rate change	(12.8)	—	—
Other	0.9	1.8	—

Effective Tax Rate	(36.4)%	34.8%	(0.1)%

Although the Company’s parent entity is organized under the laws of Jersey, our affairs are, and are intended to continue to be, managed and controlled in the United Kingdom for tax purposes and therefore we are resident in the United Kingdom for tax purposes and therefore we are resident in the United Kingdom for U.K. and Jersey tax purposes. The Company’s parent entity is domiciled in the United Kingdom and its earnings are subject to a statutory tax rate of 20.0%, 21.0% and 20.0% for the years ended March 31, 2016, 2015 and 2014, respectively. The Company’s effective tax rate differs from the statutory rate each year primarily due to the valuation allowance maintained against the Company’s net deferred tax assets, the jurisdictional mix of earnings (profits earned in foreign jurisdictions are taxed at different rates than the United Kingdom statutory tax rate), the effect of tax rate changes, tax reserves for uncertain tax positions and the impact of permanent differences (primarily related to non-deductible expenses, true-ups, and foreign exchange).

Deferred tax assets and liabilities reflect the net tax effects of net operating loss carryovers and the temporary differences between the carrying amount of assets and liabilities for financial reporting and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets (liabilities) are as follows:

	At March 31,
	2016	2015
Deferred tax assets/liabilities:	(in thousands)
Net operating loss carryforwards	$12,362	$14,676
Share-based compensation	2,369	2,136
Deferred revenue	1,609	1,203
Fixed assets	1,097	509
Accrued compensation	732	624
Accrued costs	203	141
Deferred rent	284	159
Income tax credits	184	—
Other	149	164

Gross deferred tax assets	18,989	19,612
Valuation allowance	(18,355)	(19,612)
Prepaid expenses	(139)	—
Fixed assets	(442)	—
Other	(53)	—

Deferred tax assets, net	$—	$—

In assessing the ability to realize the Company’s net deferred tax assets, management considers various factors including taxable income in carryback years, future reversals of existing taxable temporary differences, tax planning strategies and projections of future taxable income, to determine whether it is more likely than not that some portion or all of the net deferred tax assets will not be realized. Based on the cumulative losses that the Company has incurred in the jurisdictions in which it operates and consideration of other negative evidence, the Company has determined that the uncertainty regarding the realization of its deferred tax assets is sufficient to warrant the need for a full valuation allowance against its worldwide net deferred tax assets. The net decrease in the valuation allowance of approximately $1.3 million from 2015 to 2016 is primarily due to the impact of foreign exchange, the impact of deferred tax true-up adjustments and the operating results of the Company.

As of March 31, 2016 and 2015, the Company had U.K. net operating loss carryforwards of approximately $10.3 million and $9.5 million, respectively. These net operating loss carryforwards do not expire. At March 31 2016 and 2015, the Company had U.S. federal net operating loss carryforwards of approximately $31.5 million and $30.4 million, respectively and U.S. state net operating loss carryforwards of approximately $24.4 million and $27.4 million, respectively. These net operating loss carryforwards expire at various dates through 2036. As of March 31, 2016 and 2015, the Company had South African net operating loss carryforwards of zero and $3.0 million, respectively. As of March 31, 2016 and 2015, the Company had Australian net operating loss carryforwards of approximately $7.7 million and $3.2 million, respectively. These net operating loss carryforwards do not expire. As of March 31, 2016, the Company had a U.K income tax credit carryforward of $0.2 million. This credit does not expire.

Included in the March 31, 2016 net operating losses carryforwards above, the Company has U.S. federal, U.S. state, and U.K net operating losses of approximately $2.8 million, $2.8 million and $6.6 million, respectively, related to excess share-based compensation deductions. These net operating losses have been excluded from the above deferred tax table. In accordance with ASC 740 and ASC 718, recognition of these assets would occur upon the utilization of these deferred tax assets to reduce taxes payable and would result in a credit to additional paid-in capital within shareholders’ equity rather than the provision for income taxes.

Under Sections 382 and 383 of the U.S. Internal Revenue Code, if a corporation undergoes an ownership change, the corporation’s ability to use its pre-change net operating loss carryforwards and other pre-change tax attributes, such as research tax credits, to offset its post-change income and taxes may be limited. In general, an ownership change generally occurs if there is a cumulative change in our ownership by 5-percent shareholders that exceeds 50 percentage points over a rolling three-year period. Similar rules may apply under U.S. state tax laws. The Company believes that it has experienced an ownership change in the past and may experience ownership changes in the future as a result of future transactions in our share capital, some of which may be outside of the control of the Company. The Company is still in the process of determining whether historic ownership changes will result in any material limitation on the use of its U.S. net operating losses. As a result, if the Company earns net taxable income, its ability to use its pre-change net operating loss carryforwards, or other pre-change tax attributes, to offset U.S. federal and state taxable income and taxes may be subject to significant limitations.

The Company previously adopted ASC 740-10, which clarifies the accounting for uncertainty in income taxes recognized in the financial statements. The Company had no unrecorded liabilities for uncertain tax positions upon adoption and the adoption did not have an impact on the Company’s balance sheet or retained earnings. As of March 31, 2016, the Company had liabilities for uncertain tax positions of $2.3 million, none of which, if recognized, would impact the Company’s effective tax rate.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

At March 31, 2016
(in thousands)
Balance at April 1, 2015	$—
Additions based on tax positions related to current year	1,258
Additions for tax positions of prior years	1,068
Reductions for tax positions of prior years	—
Settlements	—

Balance at March 31, 2016	$2,326

Interest and penalty charges, if any, related to uncertain tax positions would be classified as income tax expense in the accompanying consolidated statements of operations. As of March 31, 2016 and 2015, the Company had no accrued interest or penalties related to uncertain tax positions.

The Company is subject to taxation in the United Kingdom and several foreign jurisdictions. At March 31, 2016, the Company is no longer subject to examination by taxing authorities in the United Kingdom for years prior to March 31, 2015. The significant foreign jurisdictions in which the Company operates are no longer subject to examination by taxing authorities for years prior to March 31, 2013. In addition, net operating loss carryforwards in certain jurisdictions may be subject to adjustments by taxing authorities in future years in which they are utilized.

The majority of the Company’s foreign subsidiaries have incurred losses since inception and do not have any undistributed earnings as of March 31, 2016. Income taxes have not been provided on the undistributed earnings of certain foreign subsidiaries of approximately $1.4 million because such earnings are considered to be indefinitely reinvested in the business. The amount of tax payable on the earnings that are indefinitely reinvested in foreign operations would be immaterial.